LEASES	12 Months Ended
Dec. 31, 2024
Presentation of leases for lessee [abstract]
LEASES
6. LEASES
Below are the carrying amounts of the Group’s right-of-use assets and lease liabilities and the movements during the year:

	Right-of-Use Assets	Lease Liabilities
As of January 1, 2024	1,460	1,723
Additions	4,135	4,077
Amortization of right-of-use assets	(847)	—
Interest expense	—	249
Payments	—	(937)
Lease termination	(36)	(38)
Translation differences	(80)	(42)
As of December 31, 2024	4,632	5,032
As of January 1, 2023	1,818	2,072
Additions	75	75
Amortization of right-of-use assets	(436)	—
Interest expense	—	165
Payments	—	(567)
Lease termination	(41)	(40)
Translation differences	44	18
As of December 31, 2023	1,460	1,723
Lease additions for the year ended December 31, 2024 relate to new long term lease agreements entered into by subsidiaries of the Group for the following office properties: (i) Charlotte, North Carolina, which commenced in June 2024 and is scheduled to expire on December 31, 2031 with an option to renew for an additional three years; (ii) Malta, which commenced in April 2024 and has a term of five years, with a minimum non-cancelable duration of three years; and (iii) Helsinki, Finland, which commenced in June 2024, with a minimum non-cancelable duration of two years.

As of December 31, 2024, amounts falling due less than one year of $1,213 were included within lease liabilities (December 31, 2023: $533).
Lease payments not recognized as a liability
The Group has elected not to recognize a lease liability for leases that are short term (with expected lease term of 12 months or less). Payments made under such leases are expensed on a straight-line basis. In addition, certain variable lease payments are not permitted to be recognized as lease liabilities and are expensed as incurred.
The expense and cash paid relating to payments not included in the measurement of the lease liability is as follows:

	Year ended December 31,
	2024	2023	2022
Short-term leases	317	567	441